TransSurvivorSM Life VUL
                        Variable Universal Life Insurance
                                    Issued by
                 Transamerica Occidental Life Insurance Company
                             Separate Account VUL-4


                       Supplement Dated December 19, 2002
                                       To
                          Prospectus Dated May 1, 2002

NCM Capital Management, Inc. is no longer the sub-adviser for The Dreyfus Socially Responsible Growth Fund, Inc.-Initial Shares, and no new sub-adviser was named. Effective May 22, 2002, Dreyfus Corporation, the portfolio's investment adviser, assumed the day-to-day portfolio management responsibility for The Dreyfus Socially Responsible Growth Fund, Inc.-Initial Shares. Reference to the Investment Adviser is made under the TABLE OF SEPARATE ACCOUNT INVESTMENT OPTIONS AND INVESTMENT ADVISERS on page 16 of the prospectus.



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